Supplement dated December 6, 2024
to the Prospectus and Summary Prospectus of the following Fund:
Fund	Prospectus and Summary Prospectus
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Global Strategic Income Fund	5/1/2024
On November 15, 2024, the Fund's Board of Trustees approved certain changes to the Fund effective on May 1, 2025 (the Effective Date). On the Effective Date, the Fund's name will be changed to Columbia Variable Portfolio - Corporate Bond Fund. Accordingly, the changes described in this Supplement are hereby made to the Fund’s Prospectus and Summary Prospectus, as applicable, as of the Effective Date.
On the Effective Date, the following replaces the information under the heading “Principal Investment Strategies” in the “Summary of the Fund” section of the Fund's Prospectus and in the Summary Prospectus:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in corporate bonds. Corporate bonds are debt instruments or securities issued by corporations or other non-government entities. The Fund expects to invest primarily in investment grade securities. The Fund may invest up to 15% of its total assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds). Under normal circumstances, the Fund’s average effective duration will be between three and ten years.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in U.S. Government obligations, asset-backed securities and mortgage-backed securities.
On the Effective Date, Derivatives Risk, Derivatives Risk - Forward Contracts Risk, Derivatives Risk - Futures Contract Risk, Derivatives Risk - Swaps Risk, Emerging Market Securities Risk, Foreign Currency Risk, Foreign Securities Risk, Geographic Focus Risk, Leverage Risk, Money Market Fund Investment Risk, Short Positions Risk, and Sovereign Debt Risk under the heading “Principal Risks” in the “Summary of the Fund”, in the Summary Prospectus and in the "More Information About the Fund" in the Prospectus are hereby deleted.
The rest of the section remains the same.
On the Effective Date, the information under the heading "Performance Information" is revised to reflect that the Fund will compare its performance to the Bloomberg US Corporate Investment Grade Index and the Bloomberg US Aggregate Bond Index. In addition, the following disclosure is added: The Fund’s performance prior to May 1, 2025 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The rest of the section remains the same.
On the Effective Date, portfolio manager information under the subsection “Fund Management” in the Summary Prospectus and in the “Summary of the Fund – Fund Management” section of the Prospectus for the Fund is hereby superseded and replaced with the following information:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Tom Murphy, CFA	Vice President, Senior Portfolio Manager and Head of Investment Grade Credit	Lead Portfolio Manager	May 2025
Royce D. Wilson, CFA	Senior Portfolio Manager	Portfolio Manager	May 2025
John Dawson, CFA	Senior Portfolio Manager	Portfolio Manager	May 2025
On the Effective Date, the following replaces the information under the heading “Principal Investment Strategies” in the “More Information about the Fund” section of the Fund's prospectus:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in corporate bonds. Corporate bonds are debt instruments or securities issued by corporations or other non-government entities. The Fund expects to invest primarily in investment grade securities. The Fund may invest up to 15% of its total assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds). Under normal circumstances, the Fund’s average effective duration will be between three and ten years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.
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The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in U.S. Government obligations, asset-backed securities and mortgage-backed securities.
Columbia Management Investment Advisers, LLC (the Investment Manager) evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio, including local, national and global economic conditions, market conditions, interest rate movements and other relevant factors in allocating the Fund’s assets among issuers, securities, maturities, credit qualities, and industry sectors, while also taking into consideration the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities. The Investment Manager, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and/or capital appreciation.
The Investment Manager may sell a security if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances; that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.
On the Effective Date, the portfolio manager information under the subsection “Primary Service Provider Contracts” in the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Tom Murphy, CFA	Vice President, Senior Portfolio Manager and Head of Investment Grade Credit	Lead Portfolio Manager	May 2025
Royce D. Wilson, CFA	Senior Portfolio Manager	Portfolio Manager	May 2025
John Dawson, CFA	Senior Portfolio Manager	Portfolio Manager	May 2025
Mr. Murphy joined the Investment Manager in 2002. Mr. Murphy began his investment career in 1986 and earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Michigan.
Mr. Wilson joined the Investment Manager in 2007. Mr. Wilson began his investment career in 2002 and earned a B.B.A. from Western Connecticut State University.
Mr. Dawson joined one of the Columbia Management legacy firms or acquired business lines in 2004. Mr. Dawson began his investment career in 1996 and earned a B.A. in Economics from Bucknell University and an M.B.A. with concentrations in Finance and Accounting from Indiana University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

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